UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

FREYR Battery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6&8 East Court Square, Suite 300,
Newnan, Georgia 30263
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 632-3112

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On November 4, 2024, FREYR entered into a mutual termination agreement with 24M Technologies, Inc., a Delaware corporation (“24M”), FREYR Battery Norway AS (formerly known as FREYR AS), a Norwegian limited liability corporation, and FREYR Battery US, LLC (formerly known as FREYR Battery KSP JV, LLC), a Delaware limited liability company (collectively, FREYR Battery Norway AS and FREYR Battery US, LLC deemed the “Licensee”) with respect to the termination as of the date thereof of (i) the license and services agreement dated December 15, 2020, by and among 24M and FREYR Battery Norway AS, as amended; and (ii) the license and services agreement dated October 8, 2021, by and among 24M and FREYR Battery US, LLC ((i) and (ii), the “24M Licenses”). The parties mutually released each other from their obligations under the 24M Licensees.

In consideration of the obligations and releases provided for under the Mutual Termination Agreement, Licensee and FREYR agreed that: (a) FREYR will pay 24M a sum of $3.0 million in consideration for services and related activities previously provided by 24M and (b) FREYR and its affiliates will forfeit all rights, title and interests in 6,975,956 shares of Series G preferred stock of 24M.

The foregoing description of the Mutual Termination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Mutual Termination Agreement, a form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Mutual Termination Agreement, dated as of November 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR Battery, Inc.

By:	/s/ Daniel Barcelo
	Name:	Daniel Barcelo
	Title:	Chairman of the Board of Directors

Dated: November 6, 2024

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